Exhibit 99.1

Neal Goldner
Investor Relations
Marriott Vacations Worldwide Corporation
407.206.6149
Neal.Goldner@mvwc.com
Ed Kinney
Corporate Communications
Marriott Vacations Worldwide Corporation
407.206.6278
Ed.Kinney@mvwc.com

Marriott Vacations Worldwide (“MVW”) Reports Second Quarter Financial Results
Board of Directors authorizes the repurchase of an additional 4.5 million shares under the company’s share repurchase program.
ORLANDO, Fla. – July 31, 2019 – Marriott Vacations Worldwide Corporation (NYSE: VAC) today reported second quarter financial results and updated its guidance for the full year 2019.

In addition to a discussion of the second quarter reported results presented in accordance with United States generally accepted accounting principles (“GAAP”), the company is providing adjusted results of operations from January 1 to June 30, 2019. To provide a more meaningful year-over-year comparison of financial results, the company is also providing second quarter 2018 financial information in the financial schedules that follow that combine the second quarter 2018 financial results of the Company’s legacy brands and businesses and the brands and businesses acquired by the company in its acquisition of ILG, Inc. (“ILG”) in September 2018, conformed to the current year presentations. Throughout this press release, the results from the business associated with the brands that existed prior to the acquisition of ILG are referred to as “Legacy-MVW,” while the results from the business and brands that were acquired from ILG are referred to as “Legacy-ILG.
Second Quarter 2019 Highlights:

•	Consolidated vacation ownership contract sales increased 66% to $386 million.

◦	On a combined basis, consolidated vacation ownership contract sales increased 6%.

•
Net income attributable to common shareholders was $49 million, or $1.10 per fully diluted share (“EPS”), compared to net income attributable to common shareholders of $11 million, or $0.39 per fully diluted share, in the second quarter of 2018.

•	Adjusted net income attributable to common shareholders increased 107% to $90 million and Adjusted fully diluted EPS increased 25% to $1.99.

•	Adjusted EBITDA increased 157% to $195 million in the second quarter of 2019.

◦	On a combined basis, Adjusted EBITDA increased 17% and, after adjusting 2018 to exclude VRI Europe, which was disposed of in the fourth quarter of 2018, Adjusted EBITDA increased 20%.

•	The company repurchased over 1.1 million shares of its common stock for $109 million in the second quarter of 2019 at an average price per share of $96.36 and paid dividends of $20 million.

◦	Subsequent to the end of the second quarter, the company repurchased an additional 400 thousand shares of its common stock for $40 million.

Marriott Vacations Worldwide Reports Second Quarter Financial Results / 2

•
On July 30, 2019, the Board of Directors authorized the company to repurchase up to 4.5 million additional shares of its common stock under its share repurchase program. Combined with the shares not yet purchased under its previous authorization, the company is authorized to purchase up to 4.7 million shares.

“I am very pleased with our strong performance in the second quarter with consolidated contract sales growing 6% and Adjusted EBITDA increasing 17% on a combined basis,” said Stephen P. Weisz, president and chief executive officer. “The integration of ILG continues to progress very well. We continue to gain traction on sales initiatives and remain very excited about the many opportunities provided by this transformational business combination.”
Second Quarter 2019 Segment Results
Vacation Ownership
Consolidated vacation ownership contract sales increased 66%. On a combined basis, consolidated contract sales increased 6%, with Legacy-MVW and Legacy-ILG each growing 6% in the quarter.
Vacation Ownership segment financial results were $183 million for the second quarter of 2019, an increase of 125%. On a combined basis, Vacation Ownership segment Adjusted EBITDA increased 16% to $208 million in the second quarter of 2019 and margin improved 230 basis points, excluding cost reimbursements.
Exchange & Third-Party Management
Exchange & Third-Party Management revenues totaled $115 million in the second quarter of 2019. For Interval International, average revenue per member increased 3% to $43.23 and active members totaled 1.7 million at the end of the second quarter of 2019.
Exchange & Third-Party Management segment financial results and Adjusted EBITDA were $45 million and $58 million, respectively, in the second quarter of 2019. On a combined basis, Exchange & Third-Party Management segment Adjusted EBITDA decreased 5 percent after adjusting 2018 to exclude VRI Europe, which was disposed of in the fourth quarter of 2018.
Balance Sheet and Liquidity
On June 30, 2019, cash and cash equivalents totaled $179 million. The inventory balance at the end of the second quarter included $828 million of finished goods and $48 million of work-in-progress. The company had $3.9 billion in debt outstanding, net of unamortized debt issuance costs, at the end of the second quarter. This debt included $2.2 billion of corporate debt and $1.8 billion of debt related to the company’s securitized notes receivable.
As of June 30, 2019, the company had $516 million in available capacity under its revolving credit facility and $104 million of gross vacation ownership notes receivable eligible for securitization.
2019 Outlook
The Financial Schedules that follow reconcile the non-GAAP financial measures set forth below to the following full year 2019 expected GAAP results for the company.

	Current Guidance
Net income attributable to common shareholders	$214 million	to	$221 million
Fully diluted EPS	$4.75	to	$4.90
Net cash provided by operating activities	$332 million	to	$362 million
2019 expected GAAP results and guidance above include an estimate of the impact of future spending associated with on-going ILG integration efforts.

Marriott Vacations Worldwide Reports Second Quarter Financial Results / 3

The company updates its full year 2019 guidance as reflected in the chart below:

	Current Guidance
Adjusted free cash flow	$440 million	to	$490 million
Adjusted net income attributable to common shareholders	$345 million	to	$367 million
Adjusted fully diluted EPS	$7.65	to	$8.14
Adjusted EBITDA	$750 million	to	$780 million
Combined consolidated contract sales growth	6%	to	9%
Non-GAAP Financial Information
Non-GAAP financial measures, such as adjusted net income, adjusted EBITDA, adjusted fully diluted earnings per share, adjusted free cash flow, adjusted development margin and adjusted and combined financial measures are reconciled and adjustments are shown and described in further detail in the Financial Schedules that follow.
Second Quarter 2019 Earnings Conference Call
The company will hold a conference call on August 1, 2019 at 8:30 a.m. ET to discuss these results and the guidance for full year 2019. Participants may access the call by dialing (877) 407-8289 or (201) 689-8341 for international callers. A live webcast of the call will also be available in the Investor Relations section of the company’s website at www.marriottvacationsworldwide.com.

An audio replay of the conference call will be available for seven days. To access the replay, call (877) 660-6853 or (201) 612-7415 for international callers. The conference ID for the recording is 13692036. The webcast will also be available on the company's website for 90 days following the call.
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About Marriott Vacations Worldwide Corporation
Marriott Vacations Worldwide Corporation is a leading global vacation company that offers vacation ownership, exchange, rental and resort and property management, along with related businesses, products and services. The company has a diverse portfolio that includes seven vacation ownership brands. It also includes exchange networks and membership programs, as well as management of other resorts and lodging properties. As a leader and innovator in the vacation industry, the company upholds the highest standards of excellence in serving its customers, investors and associates while maintaining exclusive, long-term relationships with Marriott International and Hyatt Hotels Corporation for the development, sales and marketing of vacation ownership products and services. For more information, please visit www.marriottvacationsworldwide.com.

Note on forward-looking statements
This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about future operating results, estimates, and assumptions, and similar statements concerning anticipated future events and expectations that are not historical facts, including guidance about full year 2019 results, expected full year 2019 GAAP results and expected synergies from the ILG acquisition. The company cautions you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including volatility in the economy and the credit markets, changes in supply and demand for vacation ownership and residential products, competitive conditions, the availability of capital to finance growth, and other matters referred to under the heading “Risk Factors” contained in the company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this press release. These statements are made as of July 31, 2019 and the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION
FINANCIAL SCHEDULES
QUARTER 2, 2019
TABLE OF CONTENTS

Consolidated Statements of Income	A-1
Operating Metrics	A-2
Adjusted Net Income Attributable to Common Shareholders, Adjusted Earnings Per Share - Diluted, EBITDA and Adjusted EBITDA	A-3
Reconciliation of Adjusted Financial Information	A-4
Vacation Ownership Segment Financial Results	A-5
Consolidated Contract Sales to Adjusted Development Margin	A-6
Reconciliation of Vacation Ownership Segment Adjusted Financial Results	A-7
Reconciliation of Adjusted Financial Information - Consolidated and Vacation Ownership Segment EBITDA and Adjusted EBITDA	A-8
Exchange & Third-Party Management Segment Financial Results	A-9
Corporate and Other Financial Results	A-10
Vacation Ownership and Exchange & Third-Party Management - Segment Adjusted EBITDA	A-11
Reconciliation of Combined Financial Information - Consolidated Results	A-12
Reconciliation of Combined Financial Information - EBITDA, Adjusted EBITDA and Adjusted Development Margin	A-13
Reconciliation of Combined Financial Information - Vacation Ownership Segment Financial Results	A-14
Reconciliation of Combined Financial Information - Exchange & Third-Party Management Segment Financial Results and Corporate and Other Financial Results	A-15
Reconciliation of Combined Financial Information - Segment Adjusted EBITDA	A-16
2019 Outlook - Adjusted Net Income Attributable to Common Shareholders, Adjusted Earnings Per Share - Diluted and Adjusted EBITDA	A-17
2019 Outlook - Adjusted Free Cash Flow	A-18
Consolidated Balance Sheets	A-19
Consolidated Statements of Cash Flows	A-20
Non-GAAP Financial Measures	A-21

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
REVENUES
Sale of vacation ownership products	$350	$205	$651	$380
Management and exchange	239	78	478	148
Rental	158	74	323	149
Financing	69	36	137	71
Cost reimbursements	252	202	539	418
TOTAL REVENUES	1,068	595	2,128	1,166
EXPENSES
Cost of vacation ownership products	91	57	171	103
Marketing and sales	193	106	381	211
Management and exchange	118	39	234	75
Rental	104	62	212	117
Financing	25	10	47	21
General and administrative	79	33	157	61
Depreciation and amortization	36	5	73	11
Litigation charges	1	16	2	16
Royalty fee	26	16	52	31
Impairment	—	—	26	—
Cost reimbursements	252	202	539	418
TOTAL EXPENSES	925	546	1,894	1,064
Gains (losses) and other income (expense), net	2	(7)	10	(6)
Interest expense	(35)	(5)	(69)	(9)
ILG acquisition-related costs	(36)	(19)	(62)	(20)
Other	—	(1)	—	(3)
INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	74	17	113	64
Provision for income taxes	(25)	(6)	(40)	(17)
NET INCOME	49	11	73	47
Net income attributable to noncontrolling interests	—	—	—	—
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$49	$11	$73	$47

EARNINGS PER SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS
Basic	$1.11	$0.40	$1.62	$1.75
Diluted	$1.10	$0.39	$1.61	$1.71

NOTE: Earnings per share - Basic and Earnings per share - Diluted are calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
OPERATING METRICS
(Contract sales in millions)

	Three Months Ended		Change %	Six Months Ended		Change %
	June 30, 2019	June 30, 2018		June 30, 2019	June 30, 2018
Vacation Ownership
Total contract sales	$398	$232	71%	$763	$436	75%
Consolidated contract sales	$386	$232	66%	$740	$436	70%
Legacy-MVW
Consolidated contract sales	$246	$232	6%	$469	$436	8%
North America contract sales	$219	$211	4%	$420	$399	5%
North America VPG	$3,700	$3,672	1%	$3,736	$3,698	1%
Legacy-ILG
Consolidated contract sales	$140	$—	NM	$271	$—	NM
VPG	$2,981	$—	NM	3,010	—	NM

Exchange & Third-Party Management
Total active members at end of period (000's)(1)	1,691	—	NM	1,691	—	NM
Average revenue per member(1)	$43.23	—	NM	89.38	—	NM

(1) Only includes members of the Interval International exchange network.

COMBINED OPERATING METRICS
(Contract sales in millions)

	Three Months Ended		Change %	Six Months Ended		Change %
	June 30, 2019	June 30, 2018		June 30, 2019	June 30, 2018
Vacation Ownership
Total contract sales	$398	$379	5%	$763	$731	4%
Consolidated contract sales	$386	$365	6%	$740	$702	6%
Legacy-ILG
Consolidated contract sales	$140	$133	6%	$271	$266	2%
VPG	$2,981	$2,857	4%	$3,010	$3,032	(1%)

Exchange & Third-Party Management
Total active members at end of period (000's)(1)	1,691	1,800	(6%)	1,691	1,800	(6%)
Average revenue per member(1)	$43.23	$42.10	3%	$89.38	$89.77	—%

(1) Only includes members of the Interval International exchange network.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions, except per share amounts)
(Unaudited)
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS AND
ADJUSTED EARNINGS PER SHARE - DILUTED

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net income attributable to common shareholders	$49	$11	$73	$47
Certain items:
Litigation charges	1	16	2	16
(Gains) losses and other (income) expense, net	(2)	7	(10)	6
ILG acquisition-related costs	36	19	62	20
Impairment	—	—	26	—
Purchase price adjustments	17	—	32	—
Other	—	1	1	3
Certain items before provision for income taxes	52	43	113	45
Provision for income taxes on certain items	(11)	(10)	(29)	(11)
Adjusted net income attributable to common shareholders **	$90	$44	$157	$81
Earnings per share - Diluted	$1.10	$0.39	$1.61	$1.71
Adjusted earnings per share - Diluted **	$1.99	$1.59	$3.44	$2.98
Diluted Shares	45,179	27,253	45,613	27,281

Please see “Non-GAAP Financial Measures” for additional information about certain items.

EBITDA AND ADJUSTED EBITDA
	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net income attributable to common shareholders	$49	$11	$73	$47
Interest expense(1)	35	5	69	9
Tax provision	25	6	40	17
Depreciation and amortization	36	5	73	11
EBITDA **	145	27	255	84
Share-based compensation expense	11	6	20	10
Certain items before provision for income taxes(2)	39	43	86	45
Adjusted EBITDA **	$195	$76	$361	$139

(1) Interest expense excludes consumer financing interest expense.
(2) Excludes certain items included in depreciation and amortization and share-based compensation. Please see “Non-GAAP Financial Measures” for additional information about certain items.

ADJUSTED EBITDA BY SEGMENT
	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Vacation Ownership	$208	$104	$379	$192
Exchange & Third-Party Management	58	—	124	—
Segment adjusted EBITDA**	266	104	503	192
General and administrative	(71)	(28)	(143)	(53)
Consolidated property owners’ associations	—	—	1	—
Adjusted EBITDA**	$195	$76	$361	$139

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF ADJUSTED(1) FINANCIAL INFORMATION
THREE MONTHS ENDED JUNE 30, 2019 AND 2018
(In millions)
(Unaudited)

	As Reported Three Months Ended	Less: Legacy-ILG Three Months Ended	As Adjusted Three Months Ended**	As Reported Three Months Ended
	June 30, 2019			June 30, 2018
REVENUES
Sale of vacation ownership products	$350	$135	$215	$205
Management and exchange	239	157	82	78
Rental	158	78	80	74
Financing	69	27	42	36
Cost reimbursements	252	58	194	202
TOTAL REVENUES	1,068	455	613	595
EXPENSES
Cost of vacation ownership products	91	38	53	57
Marketing and sales	193	83	110	106
Management and exchange	118	77	41	39
Rental	104	46	58	62
Financing	25	11	14	10
General and administrative	79	44	35	33
Depreciation and amortization	36	29	7	5
Litigation charges	1	—	1	16
Royalty fee	26	11	15	16
Cost reimbursements	252	58	194	202
TOTAL EXPENSES	925	397	528	546
Gains (losses) and other income (expense), net	2	1	1	(7)
Interest expense	(35)	(2)	(33)	(5)
ILG acquisition-related costs	(36)	(7)	(29)	(19)
Other	—	—	—	(1)
INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	74	50	24	17
(Provision) benefit for income taxes	(25)	(16)	(9)	(6)
NET INCOME	49	34	15	11
Net income attributable to noncontrolling interests	—	—	—	—
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$49	$34	$15	$11

(1) Adjusted to exclude Legacy-ILG results.
** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
VACATION OWNERSHIP SEGMENT FINANCIAL RESULTS
(In millions)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
REVENUES
Sale of vacation ownership products	$350	$205	$651	$380
Resort management and other services	134	78	259	148
Rental	141	74	288	149
Financing	68	36	135	71
Cost reimbursements	258	202	549	418
TOTAL REVENUES	951	595	1,882	1,166
EXPENSES
Cost of vacation ownership products	91	57	171	103
Marketing and sales	181	106	358	211
Resort management and other services	70	39	136	75
Rental	99	62	201	117
Financing	24	10	46	21
Depreciation and amortization	17	4	34	9
Litigation charges	1	16	2	16
Royalty fee	26	16	52	31
Impairment	—	—	26	—
Cost reimbursements	258	202	549	418
TOTAL EXPENSES	767	512	1,575	1,001
(Losses) gains and other (expense) income, net	(1)	—	8	1
Other	—	(1)	—	(3)
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	183	82	315	163
Net loss attributable to noncontrolling interests	—	—	1	—
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$183	$82	$316	$163

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED CONTRACT SALES TO ADJUSTED DEVELOPMENT MARGIN
(In millions)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Consolidated contract sales	$386	$232	$740	$436
Less resales contract sales	(8)	(7)	(16)	(15)
Consolidated contract sales, net of resales	378	225	724	421
Plus:
Settlement revenue	11	4	20	8
Resales revenue	4	3	7	5
Revenue recognition adjustments:
Reportability	(8)	(4)	(38)	(16)
Sales reserve	(27)	(15)	(46)	(24)
Other(1)	(8)	(8)	(16)	(14)
Sale of vacation ownership products	350	205	651	380
Less:
Cost of vacation ownership products	(91)	(57)	(171)	(103)
Marketing and sales	(181)	(106)	(358)	(211)
Development margin	78	42	122	66
Revenue recognition reportability adjustment	5	2	26	10
Purchase price adjustment	3	—	5	—
Adjusted development margin **	$86	$44	$153	$76
Development margin percentage(2)	22.2%	19.9%	18.7%	17.2%
Adjusted development margin percentage(2)	24.2%	20.9%	22.4%	19.3%

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue and other adjustments to Sale of vacation ownership products revenue.
(2) Development margin percentage represents Development margin divided by Sale of vacation ownership products. Adjusted development margin percentage represents Adjusted development margin divided by Sale of vacation ownership products revenue after adjusting for revenue reportability and other charges.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF VACATION OWNERSHIP SEGMENT ADJUSTED(1) FINANCIAL RESULTS
THREE MONTHS ENDED JUNE 30, 2019 AND 2018
(In millions)
(Unaudited)

	As Reported Three Months Ended	Less: Legacy-ILG Three Months Ended	As Adjusted Three Months Ended**	As Reported Three Months Ended
	June 30, 2019			June 30, 2018
REVENUES
Sale of vacation ownership products	$350	$135	$215	$205
Resort management and other services	134	52	82	78
Rental	141	61	80	74
Financing	68	26	42	36
Cost reimbursements	258	64	194	202
TOTAL REVENUES	951	338	613	595
EXPENSES
Cost of vacation ownership products	91	38	53	57
Marketing and sales	181	71	110	106
Resort management and other services	70	29	41	39
Rental	99	41	58	62
Financing	24	10	14	10
Depreciation and amortization	17	12	5	4
Litigation charges	1	—	1	16
Royalty fee	26	11	15	16
Impairment	—	—	—	—
Cost reimbursements	258	64	194	202
TOTAL EXPENSES	767	276	491	512
Losses and other expense, net	(1)	—	(1)	—
Other	—	—	—	(1)
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	183	62	121	82
Net loss attributable to noncontrolling interests	—	—	—	—
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$183	$62	$121	$82

(1) Adjusted to exclude Legacy-ILG results.
** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF ADJUSTED(1) FINANCIAL INFORMATION
CONSOLIDATED AND VACATION OWNERSHIP SEGMENT EBITDA AND ADJUSTED EBITDA
THREE MONTHS ENDED JUNE 30, 2019 AND 2018
(In millions)
(Unaudited)

CONSOLIDATED
	As Reported Three Months Ended	Less: Legacy-ILG Three Months Ended	As Adjusted Three Months Ended**	As Reported Three Months Ended
	June 30, 2019			June 30, 2018
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$49	$34	$15	$11
Interest expense	35	2	33	5
Tax provision	25	16	9	6
Depreciation and amortization	36	29	7	5
EBITDA **	145	81	64	27
Share-based compensation expense	11	4	7	6
Certain items	39	10	29	43
ADJUSTED EBITDA **	$195	$95	$100	$76

VACATION OWNERSHIP
	As Reported Three Months Ended	Less: Legacy-ILG Three Months Ended	As Adjusted Three Months Ended**	As Reported Three Months Ended
	June 30, 2019			June 30, 2018
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$183	$62	$121	$82
Depreciation and amortization	17	12	5	4
EBITDA **	200	74	126	86
Share-based compensation expense	2	1	1	1
Certain items	6	4	2	17
SEGMENT ADJUSTED EBITDA **	$208	$79	$129	$104

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Adjusted to exclude Legacy-ILG results.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
EXCHANGE & THIRD-PARTY MANAGEMENT SEGMENT FINANCIAL RESULTS
(In millions)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
REVENUES
Management and exchange	$75	$—	$157	$—
Rental	17	—	34	—
Financing	1	—	2	—
Cost reimbursements	22	—	46	—
TOTAL REVENUES	115	—	239	—
EXPENSES
Marketing and sales	12	—	23	—
Management and exchange	16	—	33	—
Rental	7	—	15	—
Financing	1	—	1	—
Depreciation and amortization	12	—	24	—
Cost reimbursements	22	—	46	—
TOTAL EXPENSES	70	—	142	—
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	45	—	97	—
Net loss attributable to noncontrolling interests	—	—	—	—
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$45	$—	$97	$—

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CORPORATE AND OTHER FINANCIAL RESULTS
(In millions)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
REVENUES
Management and exchange(1)	$30	$—	$62	$—
Rental(1)	—	—	1	—
Cost reimbursements(1)	(28)	—	(56)	—
TOTAL REVENUES	2	—	7	—
EXPENSES
Management and exchange(1)	32	—	65	—
Rental(1)	(2)	—	(4)	—
General and administrative	79	33	157	61
Depreciation and amortization	7	1	15	2
Cost reimbursements(1)	(28)	—	(56)	—
TOTAL EXPENSES	88	34	177	63
Gains (losses) and other income (expense), net	3	(7)	2	(7)
Interest expense	(35)	(5)	(69)	(9)
ILG acquisition-related costs	(36)	(19)	(62)	(20)
FINANCIAL RESULTS BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	(154)	(65)	(299)	(99)
Provision for income taxes	(25)	(6)	(40)	(17)
Net income attributable to noncontrolling interests	—	—	(1)	—
FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(179)	$(71)	$(340)	$(116)

(1) Represents the impact of the consolidation of owners’ associations of the acquired Legacy-ILG vacation ownership properties under the voting interest model, which represents the portion related to individual or third-party vacation ownership interest (“VOI”) owners.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
VACATION OWNERSHIP AND EXCHANGE & THIRD-PARTY MANAGEMENT
SEGMENT ADJUSTED EBITDA
(In millions)
(Unaudited)

VACATION OWNERSHIP
	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$183	$82	$316	$163
Depreciation and amortization	17	4	34	9
EBITDA **	200	86	350	172
Share-based compensation expense	2	1	4	2
Certain items(1) (2)(3)(4)	6	17	25	18
SEGMENT ADJUSTED EBITDA **	$208	$104	$379	$192

EXCHANGE & THIRD-PARTY MANAGEMENT
	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$45	$—	$97	$—
Depreciation and amortization	12	—	24	—
EBITDA **	57	—	121	—
Share-based compensation expense	1	—	2	—
Certain items(5)	—	—	1	—
SEGMENT ADJUSTED EBITDA **	$58	$—	$124	$—

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Certain items in the Vacation Ownership segment for the second quarter of 2019 consisted of $4 million of purchase accounting adjustments, $1 million of litigation charges, and $1 million of gains and other income.

(2) Certain items in the Vacation Ownership segment for the second quarter of 2018 consisted of $16 million of litigation charges (including $11 million related to a project in San Francisco and $5 million related to a project in Lake Tahoe) and $1 million of acquisition costs associated with the then anticipated capital efficient acquisition of the operating property in San Francisco.

(3) Certain items in the Vacation Ownership segment for the first half of 2019 consisted of $26 million of asset impairments, $5 million of purchase accounting adjustments and $2 million of litigation charges, partially offset by $8 million of gains and other income.

(4) Certain items in the Vacation Ownership segment for the first half of 2018 consisted of $16 million of litigation charges (including $11 million related to a project in San Francisco and $5 million related to a project in Lake Tahoe) and $3 million of acquisition costs associated with the then anticipated capital efficient acquisition of the operating property in San Francisco, partially offset by a $1 million favorable true up of previously recorded costs associated with Hurricane Irma and Hurricane Maria (recorded in Gains and other income).

(5) Certain items in the Exchange & Third-Party Management segment for the first half of 2019 consisted of $1 million of purchase accounting adjustments.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
CONSOLIDATED RESULTS
THREE MONTHS ENDED JUNE 30, 2018
(In millions)
(Unaudited)

	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
REVENUES
Sale of vacation ownership products	$121	$—	$121	$205	$326
Service and membership related	148	(148)	—	—	—
Management and exchange	—	176	176	78	254
Rental and ancillary services	104	(104)	—	—	—
Rental	—	77	77	74	151
Financing	23	—	23	36	59
Cost reimbursements	65	(2)	63	202	265
TOTAL REVENUES	461	(1)	460	595	1,055
EXPENSES
Cost of vacation ownership products	22	6	28	57	85
Marketing and sales	81	(1)	80	106	186
Cost of service and membership related sales	67	(67)	—	—	—
Management and exchange	—	82	82	39	121
Cost of sales of rental and ancillary services	70	(70)	—	—	—
Rental	—	47	47	62	109
Financing	7	—	7	10	17
General and administrative	65	(4)	61	33	94
Depreciation and amortization	21	1	22	5	27
Litigation charges	—	—	—	16	16
Royalty fee	11	—	11	16	27
Cost reimbursements	65	(2)	63	202	265
TOTAL EXPENSES	409	(8)	401	546	947
Losses and other expense, net	(5)	(1)	(6)	(7)	(13)
Interest expense	(6)	1	(5)	(5)	(10)
ILG acquisition-related costs	—	(9)	(9)	(19)	(28)
Other	—	1	1	(1)	—
INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	41	(1)	40	17	57
Provision for income taxes	(13)	—	(13)	(6)	(19)
NET INCOME	28	(1)	27	11	38
Net income attributable to noncontrolling interests	(1)	1	—	—	—
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$27	$—	$27	$11	$38

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
EBITDA, ADJUSTED EBITDA AND ADJUSTED DEVELOPMENT MARGIN
THREE MONTHS ENDED JUNE 30, 2018
(In millions)
(Unaudited)

EBITDA AND ADJUSTED EBITDA
	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
Net income attributable to common shareholders	$27	$11	$38
Interest expense(2)	5	5	10
Tax provision	13	6	19
Depreciation and amortization	22	5	27
EBITDA **	67	27	94
Share-based compensation expense	5	6	11
Certain items before provision for income taxes(3) (4)	18	43	61
Adjusted EBITDA **	$90	$76	$166

ADJUSTED DEVELOPMENT MARGIN
	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
Sale of vacation ownership products	$121	$205	$326
Less:
Cost of vacation ownership products	28	57	85
Marketing and sales	63	106	169
Development margin	30	42	72
Revenue recognition reportability adjustment	—	3	3
Adjusted development margin **	$30	$45	$75
Development margin percentage(5)	25.8%	19.9%	22.1%
Adjusted development margin percentage(5)	25.4%	20.9%	22.5%

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.
(2) Interest expense excludes consumer financing interest expense.
(3) Excludes certain items included in depreciation and amortization and share-based compensation.
(4) Legacy-ILG certain items include $9 million of ILG acquisition-related costs, $6 million of foreign currency translation adjustments, $1 million of impairments, $1 million of costs related to the ILG Board of Directors’ strategic review, and $1 million of litigation charges.

(5) Development margin percentage represents Development margin divided by Sale of vacation ownership products. Adjusted development margin percentage represents Adjusted development margin divided by Sale of vacation ownership products revenue after adjusting for revenue reportability.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
VACATION OWNERSHIP SEGMENT FINANCIAL RESULTS
THREE MONTHS ENDED JUNE 30, 2018
(In millions)
(Unaudited)

	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
REVENUES
Sale of vacation ownership products	$121	$—	$121	$205	$326
Resort Operations revenue	58	(58)	—	—	—
Management fee and other revenue	61	(61)	—	—	—
Resort management and other services	—	52	52	78	130
Rental	—	60	60	74	134
Financing	23	(1)	22	36	58
Cost reimbursements	45	18	63	202	265
TOTAL REVENUES	308	10	318	595	913
EXPENSES
Cost of vacation ownership products	22	6	28	57	85
Marketing and sales	68	(5)	63	106	169
Cost of service and membership related sales	49	(49)	—	—	—
Resort management and other services	—	29	29	39	68
Cost of sales of rental and ancillary services	45	(45)	—	—	—
Rental	—	43	43	62	105
Financing	7	—	7	10	17
General and administrative	31	(31)	—	—	—
Depreciation and amortization	13	(2)	11	4	15
Litigation charges	—	—	—	16	16
Royalty fee	11	—	11	16	27
Cost reimbursements	45	18	63	202	265
TOTAL EXPENSES	291	(36)	255	512	767
Losses and other expense, net	(7)	—	(7)	—	(7)
Other	—	1	1	(1)	—
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	10	47	57	82	139
Net income attributable to noncontrolling interests	(1)	2	1	—	1
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$9	$49	$58	$82	$140

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
EXCHANGE & THIRD-PARTY MANAGEMENT SEGMENT FINANCIAL RESULTS AND
CORPORATE AND OTHER FINANCIAL RESULTS
THREE MONTHS ENDED JUNE 30, 2018
(In millions)
(Unaudited)

EXCHANGE & THIRD-PARTY MANAGEMENT
	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
TOTAL REVENUES	$153	$(13)	$140	$—	$140
TOTAL EXPENSES	(118)	36	(82)	—	(82)
Gains and other income, net	2	—	2	—	2
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$37	$23	$60	$—	$60

CORPORATE AND OTHER
	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
TOTAL REVENUES	$—	$2	$2	$—	$2
TOTAL EXPENSES	—	(64)	(64)	(34)	(98)
Losses and other expense, net	—	(1)	(1)	(7)	(8)
Interest expense	(6)	1	(5)	(5)	(10)
ILG acquisition-related costs	—	(9)	(9)	(19)	(28)
FINANCIAL RESULTS BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	(6)	(71)	(77)	(65)	(142)
Provision for income taxes	(13)	—	(13)	(6)	(19)
Net income attributable to noncontrolling interests	—	(1)	(1)	—	(1)
FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(19)	$(72)	$(91)	$(71)	$(162)

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION - SEGMENT ADJUSTED EBITDA
THREE MONTHS ENDED JUNE 30, 2018
(In millions)
(Unaudited)

VACATION OWNERSHIP
	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$58	$82	$140
Depreciation and amortization	11	4	15
EBITDA **	69	86	155
Share-based compensation expense	1	1	2
Certain items	7	17	24
SEGMENT ADJUSTED EBITDA **	$77	$104	$181

EXCHANGE & THIRD-PARTY MANAGEMENT
	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$60	$—	$60
Depreciation and amortization	7	—	7
EBITDA **	67	—	67
Share-based compensation expense	—	—	—
Certain items	(2)	—	(2)
SEGMENT ADJUSTED EBITDA **	$65	$—	$65

ADJUSTED EBITDA BY SEGMENT
	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
Vacation Ownership	$77	$104	$181
Exchange & Third-Party Management	65	—	65
Segment adjusted EBITDA**	142	104	246
General and administrative	(54)	(28)	(82)
Consolidated property owners’ associations	2	—	2
ADJUSTED EBITDA**	$90	$76	$166

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2019 ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS AND ADJUSTED EARNINGS PER SHARE - DILUTED OUTLOOK
(In millions, except per share amounts)

	Fiscal Year 2019 (low)	Fiscal Year 2019 (high)
Net income attributable to common shareholders	$214	$221
Adjustments to reconcile Net income attributable to common shareholders to Adjusted net income attributable to common shareholders
Certain items(1)	174	194
Provision for income taxes on adjustments to net income	(43)	(48)
Adjusted net income attributable to common shareholders **	$345	$367
Earnings per share - Diluted(2)	$4.75	$4.90
Adjusted earnings per share - Diluted ** (2)	$7.65	$8.14
Diluted shares	45.1	45.1

(1) Certain items adjustment includes $80 million to $100 million of anticipated ILG acquisition-related costs, $75 million of anticipated purchase price adjustments (including $58 million related to the amortization of intangibles), $26 million of asset impairments, $2 million of litigation charges and $1 million of other severance costs, partially offset by $10 million of gains and other income.

(2) Earnings per share - Diluted, Adjusted earnings per share - Diluted, and Diluted shares outlook includes the impact of share repurchase activity only through July 29, 2019.
** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2019 ADJUSTED EBITDA OUTLOOK
(In millions)

	Fiscal Year 2019 (low)	Fiscal Year 2019 (high)
Net income attributable to common shareholders	$214	$221
Interest expense(1)	132	132
Tax provision	108	111
Depreciation and amortization	142	142
EBITDA **	596	606
Share-based compensation expense	38	38
Certain items(2)	116	136
Adjusted EBITDA **	$750	$780

(1) Interest expense excludes consumer financing interest expense.
(2) Certain items adjustment includes $80 million to $100 million of anticipated ILG acquisition-related costs, $26 million of asset impairments, $17 million of anticipated purchase price adjustments, $2 million of litigation charges and $1 million of other severance costs, partially offset by $10 million of gains and other income.

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2019 ADJUSTED FREE CASH FLOW OUTLOOK
(In millions)

	Fiscal Year 2019 (low)	Fiscal Year 2019 (high)
Net cash provided by operating activities	$332	$362
Capital expenditures for property and equipment (excluding inventory)	(80)	(90)
Borrowings from securitization transactions	910	920
Repayment of debt related to securitizations	(765)	(775)
Free cash flow **	397	417
Adjustments:
Net change in borrowings available from the securitization of eligible vacation ownership notes receivable through the warehouse credit facility(1)	10	20
Inventory / other payments associated with capital efficient inventory arrangements	(31)	(31)
Certain items(2)	77	97
Change in restricted cash	(13)	(13)
Adjusted free cash flow **	$440	$490

(1) Represents the net change in borrowings available from the securitization of eligible vacation ownership notes receivable through the warehouse credit facility between the 2018 and 2019 year ends.

(2) Certain items adjustment includes $80 million to $100 million of anticipated ILG acquisition-related costs and $25 million of litigation settlement payments, partially offset by $13 million of business interruption proceeds, $12 million of prior year Legacy-ILG net tax refunds and $3 million from the recovery of a portion of the fraudulently induced electronic payment disbursements made in 2018.

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share data)
(Unaudited)

	June 30, 2019	December 31, 2018
ASSETS
Cash and cash equivalents	$179	$231
Restricted cash (including $80 and $69 from VIEs, respectively)	337	383
Accounts receivable, net (including $12 and $11 from VIEs, respectively)	327	324
Vacation ownership notes receivable, net (including $1,681 and $1,627 from VIEs, respectively)	2,098	2,039
Inventory	888	863
Property and equipment	837	951
Goodwill	2,824	2,828
Intangibles, net	1,075	1,107
Other (including $34 and $26 from VIEs, respectively)	458	292
TOTAL ASSETS	$9,023	$9,018

LIABILITIES AND EQUITY
Accounts payable	$164	$253
Advance deposits	186	171
Accrued liabilities (including $3 and $2 from VIEs, respectively)	417	357
Deferred revenue	356	319
Payroll and benefits liability	172	211
Deferred compensation liability	102	93
Securitized debt, net (including $1,787 and $1,706 from VIEs, respectively)	1,792	1,714
Debt, net	2,157	2,104
Other	64	12
Deferred taxes	343	318
TOTAL LIABILITIES	5,753	5,552
Contingencies and Commitments (Note 11)
Preferred stock — $0.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock — $0.01 par value; 100,000,000 shares authorized; 57,862,278 and 57,626,462 shares issued, respectively	1	1
Treasury stock — at cost; 13,979,609 and 11,633,731 shares, respectively	(1,004)	(790)
Additional paid-in capital	3,730	3,721
Accumulated other comprehensive (loss) income	(11)	6
Retained earnings	548	523
TOTAL MVW SHAREHOLDERS' EQUITY	3,264	3,461
Noncontrolling interests	6	5
TOTAL EQUITY	3,270	3,466
TOTAL LIABILITIES AND EQUITY	$9,023	$9,018
The abbreviation VIEs above means Variable Interest Entities.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Six Months Ended
	June 30, 2019	June 30, 2018
OPERATING ACTIVITIES
Net income	$73	$47
Adjustments to reconcile net income to net cash, cash equivalents and restricted cash provided by operating activities:
Depreciation and amortization of intangibles	73	11
Amortization of debt discount and issuance costs	9	8
Vacation ownership notes receivable reserve	51	24
Share-based compensation	17	10
Impairment charges	26	—
Deferred income taxes	20	12
Net change in assets and liabilities, net of the effects of acquisition:
Accounts receivable	(18)	24
Vacation ownership notes receivable originations	(423)	(233)
Vacation ownership notes receivable collections	309	155
Inventory	76	37
Other assets	(30)	12
Accounts payable, advance deposits and accrued liabilities	(129)	(59)
Deferred revenue	37	29
Payroll and benefit liabilities	(39)	(27)
Deferred compensation liability	9	8
Other liabilities	—	—
Other, net	(5)	—
Net cash, cash equivalents and restricted cash provided by operating activities	56	58
INVESTING ACTIVITIES
Capital expenditures for property and equipment (excluding inventory)	(19)	(7)
Proceeds from collection of notes receivable	38	—
Purchase of company owned life insurance	(4)	(12)
Net cash, cash equivalents and restricted cash provided by (used in) investing activities	15	(19)
FINANCING ACTIVITIES
Borrowings from securitization transactions	574	423
Repayment of debt related to securitization transactions	(496)	(154)
Proceeds from debt	310	—
Repayments of debt	(266)	(33)
Debt issuance costs	(6)	(7)
Repurchase of common stock	(215)	(2)
Payment of dividends	(61)	(32)
Payment of withholding taxes on vesting of restricted stock units	(10)	(8)
Net cash, cash equivalents and restricted cash (used in) provided by financing activities	(170)	187
Effect of changes in exchange rates on cash, cash equivalents and restricted cash	1	1
Change in cash, cash equivalents and restricted cash	(98)	227
Cash, cash equivalents and restricted cash, beginning of period	614	491
Cash, cash equivalents and restricted cash, end of period	$516	$718

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NON-GAAP FINANCIAL MEASURES
In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed by GAAP. We discuss our reasons for reporting these non-GAAP financial measures below, and the financial schedules included herein reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by a double asterisk (“**”) on the preceding pages). Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income attributable to common shareholders, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others.
Certain Items Excluded from Adjusted Net Income Attributable to Common Shareholders, Adjusted EBITDA and Adjusted Development Margin
We evaluate non-GAAP financial measures, including Adjusted Net Income attributable to common shareholders, Adjusted EBITDA and Adjusted Development Margin, that exclude certain items in the three months and six months ended June 30, 2019 and June 30, 2018, because these non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of these items. These non-GAAP financial measures also facilitate our comparison of results from our on-going core operations before these items with results from other vacation ownership companies.
Certain items - Quarter and First Half Ended June 30, 2019
Certain items for the second quarter of 2019 consisted of $36 million of ILG acquisition-related costs, $4 million of purchase accounting adjustments and $1 million of litigation charges, partially offset by $2 million of gains and other income.
Certain items for the first half of 2019 consisted of $62 million of ILG acquisition-related costs, $26 million of asset impairments, $5 million of purchase accounting adjustments, $2 million of litigation charges and $1 million of other severance costs, partially offset by $10 million of gains and other income.
Certain items - Quarter and First Half Ended June 30, 2018
Certain items for the second quarter of 2018 consisted of $20 million of acquisition costs (including $19 million of ILG acquisition-related costs and $1 million of acquisition costs associated with the then anticipated capital efficient acquisition of the operating property in San Francisco), $16 million of litigation charges (including $11 million related to a project in San Francisco and $5 million related to a project in Lake Tahoe), and $7 million of losses and other expenses primarily resulting from fraudulently induced electronic payment disbursements made to third parties.
Certain items for the first half of 2018 consisted of $23 million of acquisition costs (including $20 million of ILG acquisition-related costs and $3 million of acquisition costs associated with the then anticipated capital efficient acquisition of the operating property in San Francisco), $16 million of litigation charges (including $11 million related to a project in San Francisco and $5 million related to a project in Lake Tahoe), and $7 million of losses and other expenses primarily resulting from fraudulently induced electronic payment disbursements made to third parties, partially offset by a $1 million favorable true up of previously recorded costs associated with the 2017 Hurricanes (recorded in Gains and other income).
Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses)
We evaluate Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) as an indicator of operating performance. Adjusted Development Margin adjusts Sale of vacation ownership products revenues for the impact of revenue reportability, includes corresponding adjustments to Cost of vacation ownership products expense and Marketing and sales expense associated with the change in revenues from the Sale of vacation ownership products, and may include adjustments for certain items as itemized in the discussion in the preceding paragraph. We evaluate Adjusted Development Margin because it allows for period-over-period comparisons of our on-going core operations before the impact of revenue reportability and certain items to our Development Margin.

Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA
EBITDA is defined as earnings, or net income attributable to common shareholders, before interest expense (excluding consumer financing interest expense), provision for income taxes, depreciation and amortization. For purposes of our EBITDA and Adjusted EBITDA calculations, we do not adjust for consumer financing interest expense because we consider it to be an operating expense of our business. We consider EBITDA and Adjusted EBITDA to be indicators of operating performance, which we use to measure our ability to service debt, fund capital expenditures and expand our business. We also use EBITDA and Adjusted EBITDA, as do analysts, lenders, investors and others, because these measures exclude certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA and Adjusted EBITDA also exclude depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. Adjusted EBITDA reflects additional adjustments for certain items, as itemized in the discussion of Adjusted Net Income Attributable to Common Shareholders above, and excludes share-based compensation expense to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. Prior period presentation has been recast for consistency. We evaluate Adjusted EBITDA as an indicator of operating performance because it allows for period-over-period comparisons of our on-going core operations before the impact of the excluded items. Together, EBITDA and Adjusted EBITDA facilitate our comparison of results from our on-going core operations before the impact of these items with results from other vacation ownership companies.
Free Cash Flow and Adjusted Free Cash Flow
We evaluate Free Cash Flow and Adjusted Free Cash Flow as liquidity measures that provide useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations, which cash can be used for strategic opportunities, including acquisitions and strengthening the balance sheet. Adjusted Free Cash Flow, which reflects additional adjustments to Free Cash Flow for the impact of acquisition, litigation and other cash charges, allows for period-over-period comparisons of the cash generated by our business before the impact of these items. Analysis of Free Cash Flow and Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.
Combined Debt to Adjusted EBITDA Ratio
We calculate combined debt to adjusted EBITDA ratio by dividing net debt by combined adjusted EBITDA, where net debt represents total gross debt less securitized debt, gross notes eligible for securitization at the end of such period at an estimated 85 percent advance rate, and cash and cash equivalents other than an estimated $150 million for working capital requirements, and combined adjusted EBITDA is derived by combining the third quarter of 2018 adjusted EBITDA for Legacy-MVW and Legacy-ILG with the fourth quarter of 2018 and the first two quarters of 2019 adjusted EBITDA for MVW, and adding $74 million of additional cost synergies.
Combined Financial Information
The unaudited combined financial information presented herein combines Legacy-MVW and Legacy-ILG results of operation for the three months ended June 30, 2018, and is presented to facilitate comparisons with our results following the acquisition of ILG. We evaluate the combined financial information, and believe it provides useful information to investors, because it provides for a more meaningful comparison of our results following the acquisition of ILG with the results of the combined businesses for the prior year comparable period. The combined financial information for the quarter ended June 30, 2018 was derived by combining the Legacy-MVW and Legacy-ILG financial information for such quarter included in the Quarterly Reports on Form 10-Q filed by MVW and ILG, respectively, with the Securities and Exchange Commission (the “SEC”) on August 2, 2018 and August 3, 2018, respectively. Prior to combining the financial information, Legacy-ILG’s financial results were reclassified to conform with MVW’s current year financial statement presentation, referred to as “Legacy-ILG Reclassified” in the financial schedules. No other adjustments have been made to the Legacy-MVW or Legacy-ILG results to derive the combined financial information. The combined financial information is provided for informational purposes only and is not intended to represent or to be indicative of the actual results of operations that the combined MVW and ILG business would have reported had the ILG acquisition been completed prior to the beginning of fiscal year 2018 and should not be taken as being indicative of future combined results of operations. The actual results may differ significantly from those reflected in the combined financial information.

Adjusted Financial Information
The unaudited adjusted financial information for the quarter ended June 30, 2019 included in the Reconciliation of Adjusted Financial Information and the Reconciliation of Vacation Ownership Segment Interim Adjusted Financial Results was derived by subtracting the Legacy-ILG results of operation for such quarter from MVW’s results of operation for the quarter and is presented to facilitate comparisons of Legacy-MVW results following the acquisition of ILG. We evaluate the adjusted financial information, and believe it provides useful information to investors, because it provides for a more meaningful comparison of Legacy-MVW results following the acquisition of ILG with Legacy-MVW results for the prior year comparable period.

Vacation Ownership Adjusted EBITDA Margin
We calculate vacation ownership adjusted EBITDA margin by dividing combined vacation ownership adjusted EBITDA by combined vacation ownership revenues excluding reimbursed costs. Cost reimbursements revenue includes direct and indirect costs that property owners' associations and joint ventures we participate in reimburse to us, and relates, predominantly, to payroll costs where we are the employer. Because we record cost reimbursements based upon costs incurred with no added markup, this revenue and related expense has no impact on net income attributable to us because cost reimbursements revenue net of reimbursed costs expense is zero. We consider vacation ownership Adjusted EBITDA margin to be a meaningful measure, and believe it provides useful information to investors, because it represents our Adjusted EBITDA margin on that portion of revenue that impacts adjusted EBITDA attributable to us.